UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2011

BERKSHIRE HILLS BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders was held on May 5, 2011 (the “Annual Meeting”). The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 24, 2011. The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors
The shareholders elected each director nominated to serve for a term of three years.

	For	Withheld	Broker Non-Votes
Michael P. Daly	9,714,318	1,183,809	1,025,475

Susan M. Hill	9,900,560	997,567	1,025,475

Cornelius D. Mahoney	9,706,301	1,191,826	1,025,475

Catherine B. Miller	9,684,442	1,213,685	1,025,475

Proposal 2 – An advisory, non-binding resolution to approve the Company’s executive compensation as described in the Proxy Statement
The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	10,546,790
Against	311,061
Abstain	40,274
Broker non-votes	1,025,475

Proposal 3 – An advisory, non-binding resolution to give advice with respect to the frequency that stockholders will vote on the Company’s executive compensation
Voting as to the frequency of the advisory vote on the compensation of the named executive officers was as follows:

Total in favor of one year	9,637,317
Total in favor of two years	33,051
Total in favor of three years	1,113,860
Abstain	98,087
Broker non-votes	1,025,475

Proposal 4 – Approval of the Berkshire Hills Bancorp, Inc. 2011 Equity Incentive Plan
The shareholders approved the Berkshire Hills Bancorp, Inc. 2011 Equity Incentive Plan as follows:

For	10,268,165
Against	587,030
Abstain	42,930
Broker non-votes	1,025,475

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	11,837,999
Against	71,476
Abstain	14,125

Item 8.01   Other Events

Berkshire Hills Bancorp, Inc. issued a press release in conjunction with its Annual Meeting of Stockholders.  A copy of the press release is attached as Exhibit 99.1 to this report

Item 9.01.   Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired. Not Applicable.

(b)	Pro Forma Financial Information. Not Applicable.

(c)	Shell Company Transactions. Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued in conjunction with the Company’s 2011 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.
DATE: May 6, 2011	By:	/s/ Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief Financial Officer